                                                                     Exhibit 2.4


                                                          AMERICAN STOCK TRANSFER
DELIVER BY MAIL TO:                                          AND TRUST COMPANY                       DELIVER IN PERSON TO:
AMERICAN STOCK TRANSFER                                                                              AMERICAN STOCK TRANSFER
AND TRUST COMPANY                                          LETTER OF TRANSMITTAL                     AND TRUST COMPANY
59 MAIDEN LANE                                                                                       59 MAIDEN LANE
NEW YORK, NY  10038                                                                                  NEW YORK, NY  10038
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                      ACCOUNT NUMBER
                                                                          ----------------------------------------------------------
                                                                                     NUMBER OF SHARES              CUSIP NUMBER
------------------------------------------------------------------------------------------------------------------------------------

                                                   LIST ALL CERTIFICATES SUBMITTED


         CERTIFICATE NUMBER                        SHARES                       CERTIFICATE NUMBER                       SHARES



PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.  SIGN ON THE REVERSE SIDE AND COMPLETE THE W-9 FORM BELOW.

REGISTRATION
------------
           IF CERTIFICATES AND/OR CHECKS ARE TO BE ISSUED IN A NAME OTHER THAN THAT SHOWN AT THE TOP OF THIS FORM OR ARE
           TO BE SENT TO AN ADDRESS OTHER THAN THAT SHOWN AT THE TOP OF THIS FORM, PLEASE CHECK THE BOX AT THE RIGHT AND
           COMPLETE THE INFORMATION ON THE REVERSE SIDE OF THIS FORM.                                                        /___/


LOST CERTIFICATES
-----------------
           IF YOUR SECURITIES HAVE BEEN EITHER LOST OR DESTROYED, PLEASE GIVE WRITTEN NOTIFICATION TO AMERICAN STOCK
           TRANSFER AND TRUST COMPANY, 59 MAIDEN LANE, NEW YORK, NY 10038, ATTENTION : LOST SECURITIES DEPT.


                          SUBSTITUTE FORM W-9 REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
                                              (PLEASE REFER TO ACCOMPANYING GUIDELINES)

PART 1 - PLEASE ENTER YOUR
SOCIAL SECURITY NUMBER OR
EMPLOYER IDENTIFICATION NUMBER

PART 2 - CERTIFICATION - Under Penalties of Perjury, I certify that:                 PART 3 - CERTIFICATION FOR FOREIGN
                                                                                              RECORD HOLDERS
(1) The number shown on this form is my correct Taxpayer Identification Number
    (or I am waiting for a number to be issued to me) and                       Under penalties of perjury, I certify that I am
                                                                                not a United States citizen or resident (or
(2) I am not subject to backup withholding either because I have not been       I am signing for a foreign corporation, partnership,
    notified by estate or trust). the Internal revenue Service ("IRS") that I   estate or trust).
    am subject to backup withholding as a result of failure to report all
    interest or dividends, or the IRS has notified me that I am no longer       Signature___________________________________________
    subject to backup withholding.
                                                                                Date________________________________________________


Certificate Instructions - You may cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after
being notified by the IRS that you were subject to backup withholding you          Date_____________________________________________
received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item Date (2).

         Signature______________________________________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU.


                SPECIAL ISSUANCE INSTRUCTIONS                                       SPECIAL DELIVERY INSTRUCTIONS
                     (SEE INSTRUCTIONS)                                                   (SEE INSTRUCTIONS)
To be completed ONLY if certificate(s) and/or check(s) are           To be completed ONLY if certificate(s) and/or check(s) are
to be issued in the name of someone other than the                   to be maile to someone other than the registered holder(s),
registered holder(s)                                                 or to such registered holder(s) at an address other than
                                                                     shown on the reverse side of this form.

NAME:_______________________________________________________         NAME:_______________________________________________________

ADDRESS:____________________________________________________         ADDRESS:____________________________________________________

_____________________________________________________________        ____________________________________________________________

_____________________________________________________________        ____________________________________________________________

                 EMPLOYER IDENTIFICATION OR
                   SOCIAL SECURITY NUMBER


                                                              SIGN HERE

SIGNATURE(S) OF
STOCKHOLDER(S) ___________________________________________________________________________________________________________________

               ___________________________________________________________________________________________________________________

DATED:_______________________________

Must be signed by registered holder(s) exactly as name(s) appear(s) on the Certificate(s) or a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the following information and see Instructions.

NAME(S)___________________________________________________________________________________________________________________________

CAPACITY (full title)_____________________________________________________________________________________________________________

ADDRESS___________________________________________________________________________________________________________________________

       ___________________________________________________________________________________________________________________________

AREA CODE AND TELEPHONE NO________________________________________________________________________________________________________


                                                      GUARANTEE OF SIGNATURE(s)
                                                         (SEE INSTRUCTIONS)

NAME OF FIRM _____________________________________________________________________________________________________________________

ADDRESS __________________________________________________________________________________________________________________________

        __________________________________________________________________________________________________________________________

AUTHORIZED SIGNATURE _____________________________________________________________________________________________________________

NAME______________________________________________________________________________________________________________________________

AREA CODE AND TELEPHONE NO________________________________________________________________________________________________________
